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                                                                    Exhibit 23



                              ARTHUR ANDERSEN LLP






              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into Signature Resorts, Inc.'s previously filed Registration Statement No. 333-15361.


March 27, 1997,
  Orlando, Florida